UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011
PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Cambridge Plaza Drive Winston-Salem, NC	27104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 336-331-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On April 11, 2011, Primo Water Corporation (the “Company”) and its wholly-owned subsidiary, Primo Products, LLC, completed the acquisition of certain assets and intellectual property of Omnifrio Beverage Company, LLC (“Omnifrio”), including its technology related to single-serve cold carbonated beverage appliances and consumable flavor cups, or “S-cups”, and CO2 cylinders used with the appliances to make a variety of cold beverages (the “Omnifrio Single-Serve Beverage Business”). The closing of the acquisition of the Omnifrio Single-Serve Beverage Business is described in greater detail in Item 8.01 below. In connection with such closing, the Company and Omnifrio entered into a Registration Rights Agreement dated April 11, 2011 (the “Registration Rights Agreement”) pursuant to which the Company agreed, subject to certain exceptions, to prepare and file a registration statement to register the shares of its common stock issued to Omnifrio as payment of a portion of the purchase price for the Omnifrio Single-Serve Beverage Business. Such registration statement is required to be effective no later than October 9, 2011.
The description of the Registration Rights Agreement is qualified in its entirety by the contents of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
In connection with the Company’s acquisition of the Omnifrio Single-Serve Beverage Business, the Company entered into a First Amendment and Consent to Credit Agreement (the “First Amendment”) relating to the Credit Agreement originally dated November 10, 2010 (the “Credit Agreement”) among the Company, the other borrowers identified therein, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent. The Credit Agreement provides for the Company’s $40.0 million senior revolving credit facility (the “Senior Credit Facility”). Pursuant to the First Amendment, the lenders consented to the Company’s acquisition of the Omnifrio Single-Serve Beverage Business, and the parties agreed to amend certain financial covenants in the Credit Agreement. The maximum total leverage ratio under the Senior Credit Facility was amended to be: (a) 3.50 to 1.00 for the period beginning April 1, 2011 and ending June 30, 2011; (b) 2.75 to 1.00 for the period beginning July 1, 2011 and ending September 30, 2011; and (c) 2.50 to 1.00 for the period beginning October 1, 2011 and continuing to the termination of the Credit Agreement. The minimum earnings before interest, taxes, depreciation and amortization (“EBITDA”) threshold was amended to be (x) $7.5 million for the twelve month period ended March 31, 2011 and (y) $9.0 million for the twelve month period ended June 30, 2011.
The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
As described in Item 8.01 below, on April 11, 2011, the Company issued 501,080 shares (the “Omnifrio Shares”) of common stock to Omnifrio as payment of a portion of the purchase price for the Omnifrio Single-Serve Beverage Business. The Omnifrio Shares are subject to lock-up agreements pursuant to which Omnifrio has agreed, subject to certain exceptions, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of common stock for a period continuing through May 3, 2011 (subject to extension in certain circumstances) without the prior written consent of Stifel, Nicolaus & Company, Incorporated. Additionally, 256,651 of the Omnifrio Shares are subject to additional lock-up restrictions that will expire April 11, 2013.

The issuance of the Omnifrio Shares was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Omnifrio is an “accredited investor” as defined in Regulation D. In addition, the Company received customary “private placement” representations in the Omnifrio Purchase Agreement, including representations to the effect that the Omnfrio Shares were acquired for investment and not with a view to or in connection with an unlawful distribution thereof and that Omnifrio received sufficient information about the Company or had access to such information in order to evaluate an investment in the Omnfrio Shares. No underwriters were involved in connection with the issuance of the Omnifrio Shares and no underwriting discounts or commissions were payable.

Item 8.01	Other Events.
On April 11, 2011, the Company and its wholly-owned subsidiary, Primo Products, LLC, completed the acquisition of the Omnifrio Single-Serve Beverage Business, which includes Ominfrio’s technology related to single-serve cold carbonated beverage appliances and consumable flavor cups, or “S-cups”, and CO2 cylinders used with the appliances to make a variety of cold beverages. This acquisition was completed pursuant to the Asset Purchase Agreement, dated March 8, 2011, among the Company, Omnifrio and the members named therein (the “Omnifrio Purchase Agreement”). The aggregate consideration paid by the Company for the Omnifrio Single-Serve Beverage Business consists of:
•	a cash payment at closing of $2,000,000;

•
the issuance at closing of 501,080 shares of the Company’s common stock having a value of $6,150,000 (based upon a price per share equal to the average of the closing price of the Company’s common stock on The NASDAQ Global Select Market for the 20 most recent trading days prior to the date of the Omnifrio Purchase Agreement);

•	a cash payment of $2,000,000 on the 15-month anniversary of the closing date (subject to the Company’s setoff rights in the Omnifrio Purchase Agreement);

•	up to $3,000,000 in cash milestone payments; and

•	the assumption of certain specified liabilities relating to the Omnifrio Single-Serve Beverage Business.
As described in greater detail in Item 3.02 above, the shares of the Company’s common stock issued to Omnifrio are subject to certain lock-up agreements. The milestone payments described above consist of (i) a cash payment of $1,000,000 if, subject to certain conditions, prior to December 8, 2011, Primo Products achieves a pilot manufacturing run of 50 single-serve beverage dispensing appliances and (ii) a cash payment of $2,000,000 if, prior to December 8, 2011, Omnifrio’s proprietary appliance is certified in writing by MET Laboratories for compliance to electrical safety standards.
The description of the Omnifrio Purchase Agreement is qualified in its entirety by the contents of the Omnifrio Purchase Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.
On April 11, 2011, the Company issued a press release announcing the closing of the acquisition of the Omnifrio Single-Serve Beverage Business, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

10.1	Registration Rights Agreement dated April 11, 2011 between the Company and Ominfrio Beverage Company, LLC (filed herewith)

10.2
First Amendment and Consent to Credit Agreement dated as April 11, 2011 among the Company, certain subsidiaries of the Company party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders thereunder (filed herewith)

10.3
Asset Purchase Agreement dated March 8, 2011 by and among the Company, Omnifrio Beverage Company, LLC and the other parties thereto (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed March 8, 2011)

99.1	Press Release, dated April 11, 2011 (filed herewith)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION
Date: April 12, 2011	By:	/s/ Mark Castaneda
		Name:	Mark Castaneda
		Title:	Chief Financial Officer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
April 11, 2011	001-34850
PRIMO WATER CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Registration Rights Agreement dated April 11, 2011 between the Company and Ominfrio Beverage Company, LLC (filed herewith)

10.2
First Amendment and Consent to Credit Agreement dated as April 11, 2011 among the Company, certain subsidiaries of the Company party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders thereunder (filed herewith)

10.3
Asset Purchase Agreement dated March 8, 2011 by and among the Company, Omnifrio Beverage Company, LLC and the other parties thereto (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed March 8, 2011)

99.1	Press Release, dated April 11, 2011 (filed herewith)